UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014

PATRIOT GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-32919	86-0947048
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3651 Lindell Road, Suite D165
Las Vegas, NV 89103

(Address of principal executive offices)

702-456-9565

(Registrant’s telephone number, including area code)

__________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On June 15, 2014, Patriot Gold Corp. (the “Company”) notified Robison, Hill & Co. (“Robison”) that it was dismissed as the Registrant’s independent registered public accounting firm. The decision to dismiss Robison as the Company’s independent registered public accounting firm was approved and ratified by the Company’s Board of Directors on June 15, 2014.  Except as noted in the paragraph immediately below, the reports of Robison on the Company’s financial statements for the years ended May 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The report of Robison on the Company’s financial statements as of and for the years ended May 31, 2013 and 2012 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has incurred net losses since inception and has no source of revenues, which raises doubt about its ability to continue as a going concern.

During the years ended May 31, 2013 and 2012 and through June 15, 2014, the Company has not had any disagreements with Robison on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Robison’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended May 31, 2013 and 2012 and through June 15, 2014, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Robison with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Robison is attached hereto as Exhibit 16.1

(b) Engagement of new independent registered public accounting firm

Effective June 15, 2014, upon the recommendation of the Board, the Company engaged Peterson Sullivan to serve as the Company's independent registered accounting firm. During the two most recent fiscal years and through June 15, 2014, the date of the engagement of Peterson Sullivan, neither the Company nor any person on its behalf has consulted with Peterson Sullivan with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event" as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

16.1 Letter of Robison, Hill & Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Gold Corp.
(Registrant)

By: /s/ Robert Coale
Robert Coale, President and Director

Date:  June 15, 2014

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